                                                                   EXHIBIT 10.17


AFTER RECORDING RETURN TO:               CROSS REFERENCE TO:

Michelle A. Hickerson, Esq.              Deed Book 14848, Page
Jones, Day, Reavis & Pogue               0001, Gwinnett County,
3500 SunTrust Plaza                      Georgia Records
303 Peachtree Street, N.E.
Atlanta, Georgia 30308-3242


                       SECOND AMENDMENT TO LEASE AGREEMENT

     THIS SECOND AMENDMENT TO LEASE AGREEMENT ("Amendment") dated as of
                                                ---------
November ___, 1997 is between WACHOVIA CAPITAL MARKETS, INC., a Georgia corporation ("Lessor") and SCIENTIFIC-ATLANTA, INC., a Georgia corporation
              ------
("Lessee").
  ------

     WHEREAS Lessor and Lessee executed that certain Lease Agreement (as amended, the "Lease") dated as of July 30,1997 and filed for record on October
              -----
9, 1997 in Deed Book 14848, Page 0001, Records of Gwinnett County, Georgia;

     WHEREAS Lessor and Lessee wish to amend certain provisions of the Lease, subject to the terms set forth below;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows with respect to the Lease:

     1.   Amendments to Lease. (a) Section 3(d) is amended so that (A) the term
          -------------------
"and" located after the semicolon in paragraph (i) is deleted; (B) paragraph
(ii) is renumbered as paragraph (iii), and (C) a new paragraph (ii) is added thereto as follows:

          (ii) the amount that the Lessor determines, in the exercise of its sole good faith discretion, to be its total losses and costs incurred in connection with the Fixed Funding Rate as a result of the termination of this Lease prior to July 30, 2004, such losses and costs to include, without limitation, any loss of bargain, cost of funding, or, at the election of the Lessor (but without duplication) losses or costs incurred as a result of the Lessor's terminating, liquidating, obtaining or re-establishing any hedge, interest rate swap, or similar or related trade position obtained by the Lessor with respect to the Loans and/or Lessor Investment; and

     (b) The following new definition is added to Schedule 1(b) to the Lease in proper alphabetical order:

          "Fixed Funding Rate": (x) a per annum fixed rate equal to 6.51%, plus
           ------------------
     (y) the Applicable Margin for the Adjusted LIBO Rate.

     (c) The following definition contained in Schedule 1(b) to the Lease is amended in its entirety as set forth below:

          "Basic Rent": (a) for any Rental Period (1) during the Lease Term from
           ----------
     the Commencement Date up to and including January 30, 1999, or (2) after July 30, 2004, if any, the sum of (i) all liabilities of the Lessor for interest on the Loans and LI Yield (excluding Accrued Construction Period LI Yield but including, without limitation, all LI Yield accruing during the Basic Term on the Lessor Investment) accruing during such Rental
     Period pursuant to and in accordance with the Credit Agreement, and (ii) all liabilities for fees accruing during such Rental Period pursuant to the Credit Agreement, and (b) for each Rental Period commencing on and after January 31, 1999 and ending on or before July 30, 2004, (i) all LI Yield (excluding Accrued Construction Period LI Yield but including, without limitation, all LI Yield accruing during the Basic Term on the Lessor Investment) accruing at the Fixed Funding Rate during such Rental Period, and (ii) all liabilities for fees accruing during such Rental Period pursuant to the Credit Agreement.

          2. Binding Effect. This Amendment shall insure to the benefit of and
             --------------
be binding upon Lessor and Lessee and their respective successors, legal representatives and permitted assigns.

          3.  Defined Terms.  All initially-capitalized terms used but not
              -------------
defined herein shall have the meaning ascribed thereto in the Lease.

     IN WITNESS WHEREOF, the Lessor and Lessee have caused this Amendment to be executed under seal as of the date first above written.


                                      LESSOR:

Signed, sealed and delivered          WACHOVIA CAPITAL MARKETS,
in the presence of:                   INC., a Georgia corporation

/s/ Gloria J. O'Brien                 By: /s/ Joseph J. Thomas
----------------------------             ------------------------------------
Unofficial Witness                       Printed Name:  Joseph J. Thomas
                                                        ---------------------
                                         Printed Title: Senior Vice President
                                                        ---------------------
/s/ Christie L. Steele
----------------------------                  [CORPORATE SEAL]
Notary Public

My Commission Expires  Notary Public, Clayton County, Georgia
                       My Commission Expires March 27, 1998.
[NOTARIAL SEAL]


                                      LESSEE:

                                      SCIENTIFIC-ATLANTA, INC., a
                                      Georgia corporation

Signed, sealed and delivered
in the presence of:

                                      By:/s/ H. A. WAGNER
                                      ------------------------------------
                                      Printed Name:  Harvey A. Wagner
                                                   -----------------------

/s/ William A. Mayer                  Printed Title:  Senior Vice President-
                                                      Finance, Chief Financial
                                                      Officer & Treasurer
----------------------------                          ------------------------
Unofficial Witness
                                              [CORPORATE SEAL]

/s/ Julia S. Keating
----------------------------
Notary Public

  My Commission Expires:     Notary Public:  Gwinnett County, Georgia
                              My Commission Expires: Sept. 26, 1999.


[NOTARIAL SEAL]